UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 25, 2000


                              ATOMIC BURRITO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Oklahoma
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


       000-24058                                         73-1571194
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

                         1601 NW Expressway, Suite 1910
                            Oklahoma City, OK 73118
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 405-848-0996


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                                              5



Item 4.  Changes in Registrant's Certifying Accountants



        On August 25, 2000, Gray & Northcutt, Inc., Oklahoma City, Oklahoma ("Gray & Northcutt"), resigned as the Company's auditors to provide other accounting services to the Company. The Board of Directors has engaged Hogan & Slovacek LLP, Oklahoma City, Oklahoma ("Hogan & Slovacek") to audit the Company's consolidated financial statements as of and for the year ending December 31, 2000.

        The reports of Gray & Northcutt on the Company's financial statements for the past two fiscal years ended December 31, 1999 and 1998, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999 and 1998, and in the subsequent interim periods, there were no disagreements with Gray & Northcutt on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Gray & Northcutt, would have caused Gray & Northcutt to make reference to the matter in their reports, and there were no reportable events under paragraph (a)(1)(v) of Item 304 of Regulation S-K, as promulgated by the Securities and Exchange Commission.

        During the two most recent fiscal years ended December 31, 1999, and during the subsequent interim period prior to engaging Hogan & Slovacek, neither the Company nor someone on the Company's behalf consulted with Hogan & Slovacek regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        The predecessor auditor informed the Company of the existence of no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

        Gray & Northcutt has furnished the Company a letter addressed to the Commission stating that it agrees with the above statements. A copy of that letter, dated September 1, 2000, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Exhibits

(a)     The following exhibit is filed with this report:

              16.1 Letter from Gray & Northcutt, Inc.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        Atomic Burrito, Inc.



                                        /s/Don W. Grimmett
                                        ----------------------------------------
                                        Don W. Grimmett, Chief Executive Officer
                                          and Chief Financial Officer
Date:  September 1, 2000





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                                  EXHIBIT INDEX


Exhibit No.         Exhibit Name
-----------         ------------

   16.1             Letter from Gray & Northcutt, Inc.